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                          MFS(R) /SUN LIFE SERIES TRUST
                              GLOBAL GROWTH SERIES


                        Supplement to Current Prospectus


As  disclosed  in the Trust's  Prospectus,  Foreign & Colonial  Management  Ltd.
("FCM") and its subsidiary, Foreign & Colonial Emerging Markets Limited ("FCEM"), have been retained by MFS to serve as sub-advisers to the series to manage the assets of the series invested in foreign emerging market securities. Effective September 1, 1999, MFS will assume all portfolio management responsibilities for emerging market securities from FCM and FCEM for the series, and the sub-investment advisory agreements pursuant to which FCM and FCEM provide their services will terminate. Effective September 1, 1999, the description of the manner in which foreign emerging markets securities are managed is revised as follows:

Foreign Emerging Markets      Managed by a committee  of  investment  research
                              analysts.   This  committee  includes investment
                              analysts employed by MFS and by MFS' foreign branches and affiliates. This portion of the series' assets is allocated among countries and industries by the analysts acting together as a group. Individual analysts are then responsible for selecting what they view as the securities best suited to meet each such series investment objective within their assigned geographic and industry responsibility.





                  The date of this Supplement is July 16, 1999.